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                                  EXHIBIT 10.1

                           FIRST AMENDMENT AGREEMENT
                                       to
                       ALPHA RIGHTS ACQUISITION AGREEMENT

         This Agreement is entered into as of May 15, 1998, by and between SciClone Pharmaceuticals, Inc., a California corporation ("SciClone"), and Alpha 1 Biomedicals, Inc. , a Delaware corporation ("Alpha"), with respect to the following facts:

                                    RECITALS

         A. SciClone and Alpha entered into that certain Alpha Rights Acquisition Agreement dated as of December 17, 1997 (the "Acquisition Agreement"), pursuant to which SciClone is to acquire from Alpha specified rights of Alpha with respect to thymosin alpha 1 ("TA-1"). Terms used in this Amendment shall have the same meaning as defined in the Acquisition Agreement.

         B. SciClone and Alpha had previously entered into that certain Thymosin Alpha 1 License Agreement dated as of August 19, 1994 (the "1994 Agreement"), pursuant to which Alpha has licensed to SciClone all of Alpha's rights with respect to the development, manufacture, use, sale and distribution of TA-1.

         C. Pursuant to the 1994 Agreement, Alpha has granted sublicense rights to SciClone for SciClone to use certain patent rights which are granted to Alpha from F. Hoffmann-LaRoche, Ltd. ("Roche-Basle"), and Hoffmann LaRoche, Inc. ("Roche-US"), which sublicense rights are referred to in the Acquisition Agreement and in this Amendment as the "Alpha Licensed Patent Rights" and the agreements under which such sublicense rights are granted to Alpha are referred to in the Acquisition Agreement and in this Agreement as the "Alpha IP Rights Agreements".

         D. As originally contemplated in the Acquisition Agreement, Alpha was to assign to SciClone the Alpha Licensed Patent Rights and Alpha's rights with respect to TA-1 under the Alpha IP Rights Agreements, conditioned upon obtaining consent from Roche-Basle and Roche-US.

         E. Roche-Basle and Roche-US have declined to consent to the proposed assignment by Alpha to SciClone of the Alpha Licensed Patent Rights and Alpha's rights with respect to TA-1 under the Alpha IP Rights Agreements, and SciClone and Alpha have ultimately concluded that it is satisfactory to not proceed with said proposed assignment, but rather to leave in effect the sublicense of said rights from Alpha to SciClone pursuant to the 1994 Agreement.

         F. The parties hereby wish to amend the Acquisition Agreement to eliminate the provisions applicable to an assignment of the Alpha Licensed Patent Rights and Alpha's rights with respect to TA-1 under the Alpha IP Rights Agreement from Alpha to SciClone; and in lieu thereof, the parties wish to amend the Acquisition Agreement to provide for (a) the continuation of the sublicensing of the Alpha Licensed Patent Rights from Alpha to SciClone pursuant to the 1994 Agreement, and (b) the continuation of the 1994 Agreement in full force and effect for the limited purpose of, and to the limited extent




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necessary for, a continuation of said sublicensing of the Alpha Licensed Patent
Rights.

         WHEREFORE, the parties hereto mutually agree as follows:

         1.      Clarifications; Amendment of Term "Alpha Rights".

                 a. Except as otherwise provided in paragraph (b), the defined term "Alpha Rights" is hereby amended to exclude the Alpha Licensed Patent Rights and the Alpha IP Rights Agreements.

                 b. The term "Alpha Rights" shall continue to include the Alpha Licensed Patent Rights and Alpha's rights with respect to TA-1 under the Alpha IP Rights Agreements for purposes of (i) Exhibit F attached to the Acquisition Agreement, (ii) Section 7.2(f) of the Acquisition Agreement, and
(iii) Section 8.1 of the Acquisition Agreement.

         2. Consents. The closing condition set forth in Section 7.2(a) of the Acquisition Agreement is hereby deleted.

         3.      Limited Continuation of 1994 Agreement.  As a modification to
Section 13 of the Acquisition Agreement, the 1994 Agreement will not terminate as of the Closing of the Acquisition Agreement, but rather, the 1994 Agreement will continue in effect to the extent as specified in Section 13 of the Acquisition Agreement, plus also to the limited extent needed for continuing the sublicense from Alpha to SciClone of the Alpha Licensed Patent Rights and Alpha's rights with respect to TA-1 under the Alpha IP Rights Agreements, but without any obligation of SciClone to pay royalties in respect thereof pursuant to Section 5.1 of the 1994 Agreement.

         4. Termination. The date set forth in Section 9.1 of the Acquisition Agreement is hereby changed to July 31, 1998.

         5.      General Provisions.  The general provisions as set forth in
Section 14 of the Acquisition Agreement shall apply equally to this Amendment.

         6. Effect. Except as otherwise expressly set forth in this Amendment, all of the terms and provisions of the Acquisition Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date set forth above.

                                  SCICLONE:

                                           SciClone Pharmaceuticals, Inc.
                                           a California corporation
                                           By:
                                              ---------------------------------
                                  ALPHA:

                                           Alpha 1 Biomedicals, Inc.
                                           a Delaware corporation
                                           By:
                                              ---------------------------------





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